LKCM

FUNDS

SUMMARY PROSPECTUS

May 1, 2017

LKCM Balanced Fund – Institutional Class

(LKBAX)

Before you invest, you may want to review the LKCM Balanced Fund (the “Fund”) prospectus, which contains more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated May 1, 2017, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus and other information about the Fund online at www.lkcmfunds.com. You can also get this information at no cost by calling 1-800-688-LKCM or by sending an e-mail request to info@lkcmfunds.com.

Investment Objective:  The Fund seeks current income and long-term capital appreciation.

Fees and Expenses of the Fund:  The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Redemption Fee (as a percentage of the amount redeemed on shares held for less than 30 days)	1.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.38%
Acquired Fund Fees and Expenses(1)	0.01%

Total Annual Fund Operating Expenses	1.04%
Fee Waiver and/or Expense Reimbursement(2)	-0.23%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)(2)	0.81%

(1)	Acquired Fund Fees and Expenses are indirect fees and expenses that funds incur from investing in the shares of other investment companies, including money market funds. The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Fund differ from the Ratio of Expenses to Average Net Assets before and after expense waiver and/or reimbursement found within the “Financial Highlights” section of the prospectus because the audited information in the “Financial Highlights” reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.
(2)	Luther King Capital Management Corporation (“Adviser”), the Fund’s investment adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund through May 1, 2018 in order to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.80% per annum (excluding any interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds (Acquired Fund Fees and Expenses), and extraordinary expenses). The fee waiver and expense reimbursement agreement may be terminated or changed only with the consent of the Board of Trustees.

Example

The following example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the example reflects the fee waiver/expense reimbursement arrangement through May 1, 2018).

Although your actual costs may be higher or lower, based on these assumptions, whether or not you redeem your shares, your costs would be as follows:

1 Year	3 Years	5 Years	10 Years
$83	$308	$552	$1,250

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies:  The Fund seeks to achieve its investment objective by investing primarily in a portfolio of equity and fixed income securities. The Fund may invest in securities of small, mid and large capitalization companies, including dividend paying securities. The Fund seeks to invest in the equity securities of high quality companies, as determined by the Adviser, that typically exhibit certain characteristics, including high profitability levels, strong balance sheet quality, competitive advantages, ability to generate excess cash flows, meaningful management ownership stakes, attractive reinvestment opportunities, strong market share positions, and/or attractive relative valuation. These equity securities primarily consist of common stocks, American Depositary Receipts (“ADRs”), and real estate investment trusts (“REITs”). The Fund does not presently intend to invest more than 20% of its total assets in equity securities that do not pay dividends.

The Fund’s investments in fixed income securities consist primarily of investment grade corporate fixed income securities and fixed income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund typically invests in fixed income securities with short- to intermediate-term maturities from one to ten years. Under normal circumstances, 25% or more of the Fund’s total assets consist of fixed income securities. Investment grade debt securities are considered to be those rated within the four highest rating categories by a nationally recognized statistical rating organization, such as Moody’s Investors Service, Inc., Fitch Ratings Inc. or Standard & Poor’s Ratings Services, or of equivalent quality as determined by the Adviser.

In determining whether or not to invest in a particular debt security, the Adviser considers factors such as the price, coupon, yield to maturity, the credit quality of the issuer, the issuer’s cash flow and related coverage ratios, the property, if any, securing the obligation and the terms of the security, including subordination, default, sinking fund and early redemption provisions. If securities held by the Fund are downgraded below investment grade, the Adviser will consider whether to continue to hold the securities.

Principal Risks:  The greatest risk of investing in the Fund is that you could lose money. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund also is subject to the following principal risks:

•	Call Risk – During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

•	Credit Risk – If the Fund holds fixed income securities of a company that experiences financial problems, the securities will likely decline in value or the company may fail to make timely payments of interest or principal on the securities. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations.

•	Dividend Paying Securities Risk – Securities that pay high dividends as a group can fall out of favor with the market, causing these companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of companies owned by the Fund and the capital resources available for these companies’ dividend payments may reduce the level of dividend payments and adversely affect the Fund.

•	Equity Securities Risk – The Fund invests in equity securities and therefore is subject to market risks and significant fluctuations in value. The Fund’s investments in equity securities primarily consist of ADRs, common stocks, and REITs.

ADRs – Investments in ADRs are subject to certain of the risks associated with investing directly in foreign securities, such as currency fluctuations, political and economic instability, capital restrictions, less government regulation, less publicly available information, less liquidity, increased price volatility, and differences in financial reporting standards. ADRs may not accurately track the prices of the underlying foreign securities and their value may change materially at times when the U.S. markets are not open for trading. Investing in such securities may expose the Fund to additional risk.

Common Stock – The value of an issuing company’s common stock may rise or fall as a result of factors affecting the issuing company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

REITs – Investments in REITs are subject to the risks associated with the real estate industry, adverse governmental actions, declines in property and real estate values, and the potential failure of a REIT to qualify for federal income-tax-free “pass-through” of net income and net realized gains and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. As a result, investments in REITs may be volatile. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses when investing in REITs.

•	Fixed Income Securities Risk – The Fund invests in fixed income securities and is therefore subject to the risk that the prices of, and the income generated by, fixed income securities held by a Fund may decline significantly and/or rapidly in response to adverse issuer, geopolitical, regulatory, general economic and market conditions, or other developments, such as regional or global economic instability (including terrorism and related geopolitical risks), interest rate fluctuations, and those events directly involving the issuers that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment.

•	Inflation Risk – Higher actual or anticipated inflation may have an adverse effect on corporate profits or consumer spending or the financial markets overall and result in lower values for securities held by the Fund.

•	Interest Rate Risk – Market values of fixed income securities generally are inversely related to actual changes in interest rates, and the Fund’s fixed income securities holdings and net asset value may decline if interest rates rise. Interest rates recently have increased and may continue to increase, perhaps significantly or rapidly, which could result in significant losses to the Fund. A bond’s market value is affected significantly by changes in interest rates – generally, when interest rates rise, the bond’s market value declines and when interest rates decline, its market value rises. Generally, a bond with a longer maturity and duration will entail greater interest rate risk but have a higher yield. Conversely, a bond with a shorter maturity and duration will generally entail less interest rate risk but have a lower yield. A bond’s value may also be affected by changes in its credit rating or the issuer’s financial condition.

•	Investment Risk – An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

•	Large Cap Risk – The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain or maintain high growth rates during periods of economic expansion.

•	Liquidity Risk – The Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability, and may be difficult to sell at favorable times or prices. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund.

•	Market Risk – Factors that affect markets in general, including geopolitical, regulatory, market and economic developments and other developments that impact specific economic sectors, industries and segments of the market, could adversely impact the Fund’s investments and lead to a decline in the value of your investment in the Fund. Turbulence in financial markets and reduced liquidity in credit, fixed income, or equity markets may negatively affect many issuers worldwide which could adversely affect the Fund. There is a risk that policy changes by the U.S. Government and/or Federal Reserve, such as continuing to raise interest rates, also could cause increased volatility in financial markets and higher levels of shareholder redemptions, which could have a negative impact on the Fund. Adverse market events may also lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.

•	Sector Weighting Risk – To the extent the Fund emphasizes investments in particular sectors of the economy, the Fund will be subject to a greater degree of risks particular to those sectors. Market conditions, interest rates, and economic, regulatory or financial developments could significantly affect securities in particular sectors. Depending on the weightings of the Fund’s investment in particular sectors, the Fund may have increased exposure to price movements of securities in those sectors.

•	Security Selection Risk – Securities held by the Fund may not perform as anticipated due to a number of factors impacting the company that issued the securities or its particular industry, such as poor operating or management performance, weak demand for the company’s products or services, the company’s failure to meet earnings or other operating performance expectations, financial leverage or credit deterioration, litigation or regulatory issues, or a decline in the value of the issuer’s business and assets.

•	Small and Mid Cap Risk – The Fund may invest in small and mid capitalization companies that may not have the size, resources and other assets of large capitalization companies. Small and mid capitalization companies may also be more sensitive to changes in interest rates, borrowing costs and earnings. As a result, the securities of small and mid capitalization companies held by the Fund may be less liquid and subject to greater market risks and fluctuations in value than large capitalization companies or may not correspond to changes in the stock market in general.

•

U.S. Government Securities Risk – The securities of U.S. Government agencies and instrumentalities in which the Fund may invest may not be backed by the full faith and credit of the U.S. Government. Even a security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only by the applicable entity as to the timely payment of interest and principal when held to maturity. Like all fixed income securities, U.S. Government fixed income securities are also subject to credit risk and interest rate risk.

Performance:  The bar chart and table that follow illustrate annual Fund returns for periods ended December 31. This information is intended to give you some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of an index reflecting a broad measure of market performance, an index that tracks the performance of fixed income securities, and an index of funds with similar investment objectives. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.lkcmfunds.com or by calling the Fund toll-free at 1-800-688-LKCM.

Calendar Year Returns as of 12/31

During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best and Worst Quarterly Returns

11.66%	3rd quarter, 2009
-10.13%	4th quarter, 2008

Average Annual Total Returns for Periods Ended December 31, 2016	1 Year	5 Years	10 Years
Return Before Taxes	9.70%	10.15%	7.02%
Return After Taxes on Distributions	8.43%	9.44%	6.45%
Return After Taxes on Distributions and Sale of Fund Shares	6.52%	8.03%	5.62%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	2.08%	1.85%	3.84%
Lipper Mixed-Asset Target Allocation Growth Funds Index (reflects no deduction for taxes)	7.54%	9.38%	5.28%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.

Investment Adviser:  Luther King Capital Management Corporation.

Portfolio Managers:

Name	Title	Experience with the Fund
Scot C. Hollmann, CFA, CIC	Principal, Vice President and Portfolio Manager	Since Inception in 1997
J. Luther King, Jr., CFA, CIC	Principal, President and Portfolio Manager	Since Inception in 1997
Mark L. Johnson, CFA, CIC	Principal, Vice President and Portfolio Manager	Since 2010

Purchase and Sale of Fund Shares:  Investors may purchase, exchange or redeem Fund shares by mail (LKCM Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1-800-688-LKCM. Redemptions by telephone are only permitted upon previously receiving appropriate authorization. Transactions normally will only occur on days the New York Stock Exchange is scheduled to be open. Investors who wish to purchase or redeem

Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares. The minimum initial amount of investment in the Fund and exchanges into the Fund from another fund in the LKCM Funds is $2,000. Subsequent investments in the Fund for all types of accounts may be made with a minimum investment of $1,000.

Tax Information:  The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case the withdrawal of your investment from the tax-deferred arrangement may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and its related companies may pay the intermediary for the sale of Fund shares and/or other services. If made, these payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.